UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022 (May 18, 2022)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RBB	NASDAQ Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2022, RBB Bancorp (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the shareholders of the Company:

●
elected Peter M. Chang, Wendell Chen, Christina Kao, James Kao, Chie-Min (Christopher) Koo, Joyce Wong Lee, Christopher Lin, Ko-Yen Lin, Paul Lin, Feng (Richard) Lin, Geraldine Pannu and Catherine Thian to the board of directors of the Company (the “Board”);

●	approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers;
●	ratified the appointment of Eide Bailly, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and,
●	approved the amended and restated 2017 Omnibus Stock Incentive Plan

On March 21, 2022, the record date for the Annual Meeting, there were 19,453,941 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 12,264,013.5 shares of Company common stock participated in the Annual Meeting, in person, by webcast, telephonically or by proxy. The results of the matters voted upon at the 2022 Annual Meeting were as follows:

Proposal 1: Twelve nominees were elected to the Board with the following vote counts:

	FOR	WITHHELD	BROKER NON-VOTES
Peter M. Chang	8,794,503.5	1,641,513	1,827,997
Wendell Chen	7,998,570.5	2,437,446	1,827,997
Christina Kao	8,644,093.5	1,791,923	1,827,997
James Kao	6,187,869.5	4,248,147	1,827,997
Chie-Min (Christopher) Koo	8,647,554.5	1,788,462	1,827,997
Joyce Wong Lee	10,100,925.5	335,091	1,827,997
Christopher Lin	8,486,052.5	2,399,964	1,827,997
Ko-Yen Lin	8,105,166.5	2,330,850	1,827,997
Paul Lin	8,569,820.5	1,866,196	1,827,997
Feng (Richard) Lin	6,538,203.5	3,897,813	1,827,997
Geraldine Pannu	10,100,825.5	335,191	1,827,997
Catherine Thian	8,907,396.5	1,528,620	1,827,997

Proposal 2: The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,233,170.5	5,011,652	191,194	1,827,997

Proposal 3: The appointment of Eide Bailly, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN
12,058,317.5	45,247	160,449

Proposal 4:  Approval of the Amended and Restated 2017 Omnibus Stock Incentive Plan:

FOR	AGAINST	ABSTAIN
8,786,854.5	1,476,323	172,839

Item 7.01 Regulation FD Disclosure.

On May 18, 2022 RBB Bancorp made available on its website an annual meeting presentation regarding the Company’s first quarter of 2022 financial results (Exhibit 99.1), which was made in person by David Morris, Chief Financial Officer, during the Company’s annual meeting on May 18, 2022.

The presentation, a copy of which is furnished herewith as Exhibit 99.1, is incorporated herein by reference. The investor presentation replaces and supersedes investor presentation materials furnished as an exhibit to the Company’s Current Reports on Form 8-K. The information contained in this Item 7.01, and Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Annual meeting presentation regarding RBB first quarter 2022 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2022	RBB BANCORP

	By:	/s/ David Morris
	Name:	David Morris
	Title:	Interim President and Chief Executive Officer
Executive Vice President and Chief Financial Officer